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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 12, 2006


                            HINES HORTICULTURE, INC.
                            ------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE               000-24439           33-0803204
---------------------------- ------------------ ---------------------
(STATE OR OTHER JURISDICTION  (COMMISSION FILE      (IRS EMPLOYER
     OF INCORPORATION)             NUMBER)       IDENTIFICATION NO.)

                  12621 JEFFREY ROAD, IRVINE, CALIFORNIA 92620
                  --------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 559-4444



                                 NOT APPLICABLE
                                 --------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS (SEE GENERAL INSTRUCTION A.2. BELOW):

( ) WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR
    230.425)

( ) SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT (17 CFR
    240.14A-12)

( ) PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(B) UNDER THE EXCHANGE
    ACT (17 CFR 240.14D-2(B))

( ) PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C) UNDER THE EXCHANGE
    ACT (17 CFR 240.13E-4(C))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 12, 2006, Hines Horticulture, Inc. (the "Company") agreed to employ James J. O'Donnell as the Company's Vice President of Marketing and Sales pursuant to the terms of an offer letter (the "Offer Letter"). Mr. O'Donnell, an executive officer of the Company, will commence his employment on October 23, 2006.

The following summary of the Offer Letter and the attachment thereto is qualified in its entirety by reference to the text of the Offer Letter and the attachment thereto, copies of which are attached hereto as Exhibit 10.1 to this report and are incorporated herein by reference.

Under the terms of the Offer Letter, which will become effective on October 23, 2006, Mr. O'Donnell will serve as the Company's Vice President of Sales and Marketing. Mr. O'Donnell will receive a base salary of $195,000 and will be eligible for a bonus of up to 50% of his base salary. The terms and conditions of the bonus are set forth in a summary attached to the Offer Letter.

Mr. O'Donnell will also receive relocation benefits of up to $50,000 and will be eligible to participate in the Company's employee benefit programs.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit  Description
-------  -----------

10.1 Offer Letter and attached Corporate Resources Participant Summary, by and between Hines Horticulture, Inc. and James J. O'Donnell signed October 12, 2006.





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SIGNATURE
         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    October 17, 2006                HINES HORTICULTURE, INC.

                                         By: /s/ Claudia M. Pieropan
                                             -----------------------
                                             Claudia M. Pieropan
                                             Chief Financial Officer, Secretary
                                             and Treasurer
                                             (principal financial and accounting
                                             officer)


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                                  Exhibit Index


EXHIBIT NO.       DESCRIPTION
-----------       -----------

10.1 Offer Letter and attached Corporate Resources Participant Summary, by and between Hines Horticulture, Inc. and James J. O'Donnell



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